SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Capital One Financial Corporation

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 03, 2018

Meeting Information
CAPITAL ONE FINANCIAL CORPORATION	Meeting Type: Annual Meeting
For holders as of: March 06, 2018
Date: May 03, 2018 Time: 10:00 AM EDT
Location: Corporate Headquarters
1680 Capital One Drive
McLean, VA 22102

CAPITAL ONE FINANCIAL CORPORATION 1680 CAPITAL ONE DR. MCLEAN, VA 22102-3491

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Proxy Statement 2. Annual Report to Stockholders/10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2018 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR the following:

1.  Election of Directors

    Nominees

1A  Richard D. Fairbank

1B   Aparna Chennapragada

1C   Ann Fritz Hackett

1D  Lewis Hay, III

1E   Benjamin P. Jenkins,III

1F   Peter Thomas Killalea

1G  Pierre E. Leroy

1H  Peter E. Raskind

1I  Mayo A. Shattuck III

1J  Bradford H. Warner

1K  Catherine G. West

The Board of Directors recommends you vote FOR management proposals 2, 3 and 4.

2.  Ratification of selection of Ernst & Young LLP as independent auditors of Capital One for 2018.

3.  Advisory approval of Capital One’s 2017 Named Executive Officer compensation.

4.	Ratification of 25% ownership threshold for stockholders to request a special meeting of stockholders.

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.